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Exhibit 32.1

Certification Pursuant to
Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350

        I, Paul F. Truex, certify, pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Anthera Pharmaceuticals, Inc. on FORM 10-K for the fiscal year ended December 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on FORM 10-K fairly presents, in all material respects, the financial condition and results of operations of Anthera Pharmaceuticals, Inc.

By:	/s/ PAUL F. TRUEX
	Name:	Paul F. Truex
	Title:	President and Chief Executive Officer (Principal Executive Officer)

March 14, 2012

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  Exhibit 32.1
Certification Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350